UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 6, 2005

Date of report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA 000-14602 91-1206026

(State or other jurisdiction of (Commission File Number) (IRS Employer Identification incorporation) Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

(Address of principal executive offices)

(808) 326-1353

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Failure to Satisfy a Continued Listing Rule.

(a)  On December 6, 2005, Cyanotech Corporation issued a press release announcing that it had received notification on December 1, 2005, from the Nasdaq Stock Market Listing Qualifications Department that for the previous 30  consecutive business days the Company’s common stock has closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4310(c)(4). Cyanotech Corporation has not determined what action, if any, it will take in response to the notice.

The press release attached hereto as exhibit 99.1 is incorporated herein by reference.

Item 9.01

(d) Exhibits:

Exhibit Number

99.1	Press release, dated December 6, 2005, announcing Nasdaq’s notification of Cyanotech Corporation stock price’s noncompliance with Marketplace Rule 4310(c)(4).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH CORPORATION (Registrant)

December 6, 2005	By:	/s/ Gerald R. Cysewski
Gerald R. Cysewski President and Chief Exective Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press release, dated December 6, 2005, announcing Nasdaq’s notification of Cyanotech Corporation’s stock price’s noncompliance with Marketplace Rule 4310 (c)(4).